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                                                  EXHIBIT 21

50.10%                       SUN COMPANY, INC.            DECEMBER 31, 1993
                      SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                                 INC/REG
- -------------                                                 -------

BRITISH SUN OIL COMPANY LIMITED                                 GB

CARIBE SUN OIL COMPANY                                          DE
(NAME SAVER COMPANY)

COS CORPORATION                                                 IL

ELK RIVER RESOURCES,INC.                                        DE
- --ELK RIVER MINERALS CORPORATION                                DE
- --JEWELL RESOURCES CORPORATION                                  VA
- ----DOMINION COAL CORPORATION                                   VA
- ----JEWELL COAL AND COKE COMPANY, INC.                          VA
- ----JEWELL SMOKELESS COAL CORPORATION                           VA
- ----OAKWOOD RED ASH COAL CORPORATION                            VA
    (NAME SAVER COMPANY)
- ----VANSANT COAL CORPORATION                                    VA
- --RAY COAL COMPANY, INC.                                        KY
- ----WHITAKER COAL CORPORATION                                   KY
- --SHAMROCK COAL COMPANY, INCORPORATED                           DE

HELIOS CAPITAL CORPORATION                                      DE
- --BENECO LEASING ONE, INC.                                      DE
- --HCC INVESTMENT GROUP, INC.                                    DE
- ----BENECO LEASING TWO, INC.                                    OH
- ------BENECO LEASING THREE, INC.                                OH
- ----SUNOCO LEASING, INC.                                        DE
- ------HELEASCO ONE, INC.                                        DE
- ------HELEASCO THREE, INC.                                      DE
- --------THREE COMPANY, INC.                                     DE
- ----------H3 COMPANY TRUST                                      PA
- ------HELEASCO FIVE, INC.                                       DE
- ------HELEASCO SEVEN, INC.                                      DE
- ------HELEASCO EIGHT, INC.                                      DE
- ------HELEASCO ELEVEN, INC.                                     DE
- ------HELEASCO TWELVE, INC.                                     DE
- ------HELEASCO FOURTEEN, INC.                                   DE
- ------HELEASCO FIFTEEN, INC.                                    DE
- ------HELEASCO SIXTEEN, INC.                                    DE
- ------HELEASCO EIGHTEEN, INC.                                   DE
- ------HELEASCO TWENTY, INC.                                     DE
- ------HELEASCO TWENTY-ONE, INC.                                 DE
- ------HELEASCO TWENTY-TWO, INC.                                 DE
- ------HELEASCO TWENTY-THREE, INC.                               DE
- ------HELEASCO TWENTY-FOUR, INC.                                DE
- ------HELEASCO THIRTY, INC.                                     DE
- ------HELEASCO THIRTY-ONE, INC.                                 DE
- ------HELEASCO THIRTY-TWO, INC.                                 DE
- ------HELEASCO THIRTY-FIVE, INC.                                DE
- ------HELEASCO THIRTY-EIGHT, INC.                               DE
- ------HCC FINANCIAL GROUP, INC.                                 DE
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- --HELIOS INVESTMENT CORPORATION                                 DE
- --HELIOS SERVICE COMPANY                                        DE
- --KEE LEASING COMPANY                                           DE
- --SUN LEASING COMPANY                                           DE
- --650 LEASING COMPANY                                           DE
- --652 LEASING COMPANY                                           DE
- --653 LEASING COMPANY                                           DE
- --666 LEASING COMPANY                                           DE
- --667 LEASING COMPANY                                           DE

MARINE INVESTMENT COMPANY OF DELAWARE                           DE
- --ALASKA BULK CARRIERS, INC.                                    PA
- --ASTON SHIPPING COMPANY                                        DE
- --CAN-AM BARGE COMPANY, INC.                                    DE
  (NAME SAVER COMPANY)
- --EASTERN SUN BARGE COMPANY                                     DE
- --FLORIDA BARGE COMPANY                                         DE
- --NEW YORK SUN SHIPPING CO., INC.                               DE
- --PHILADELPHIA SUN SHIPPING CO., INC.                           DE
- --SUN BARGE COMPANY                                             DE
- --SUN TRANSPORT, INC.                                           DE
- ----SARNIA SHIPPING COMPANY, INC.                               LI
    (NAME SAVER COMPANY)
- ----WELLAND SHIPPING COMPANY, INC.                              LI
- --TEXAS SUN SHIPPING, INC.                                      DE
- --TROPIC SUN SHIPPING CO., INC.                                 DE

MASCOT PETROLEUM COMPANY, INC.                                  DE

MOHAWK VALLEY OIL, INC.                                         NY

RADNOR CORPORATION                                              PA
- --ELEVEN PENN CENTER BUSINESS TRUST                             PA
- ------11 PC, INC.                                               PA
- --ELEVEN PENN CENTER INVESTMENT COMPANY                         DE
- --LF COUNTRY CLUB, INC.                                         DE
- --MORGAN'S RUN INVESTMENT COMPANY                               DE
- ----RADNOR CORPORATE CENTER BUSINESS TRUST                      PA
- --RADNOR ASSET MANAGEMENT CORPORATION                           DE
- --RADNOR DEVELOPMENT CORPORATION                                DE
- --RADNOR HOSPITALITY SERVICES CORPORATION                       DE
- --RADNOR MIDATLANTIC CORPORATION                                PA
- --RADNOR MIDSOUTH, INC.                                         DE
- --RADNOR MIDWEST CORPORATION                                    DE
- --RADNOR SUNCOAST CORPORATION                                   DE
- --RADNOR WEST, INC.                                             DE
- --RADNOR/AIRE CORPORATION                                       PA
- --RADNOR/ALEXANDRIA CORPORATION                                 DE
- ----#1 RADNOR/ALEXANDRIA CORPORATION                            DE
- --RADNOR/ANNAPOLIS CORPORATION                                  DE
- --RADNOR/ARAGON CORPORATION                                     DE
- --RADNOR/ARGYLE CORPORATION                                     DE
- --RADNOR/ARLINGTON CORPORATION                                  DE
- --RADNOR/BALLSTON CORPORATION                                   DE
- --RADNOR/BARCLAY CORPORATION                                    DE
- --RADNOR/BEACHWAY CORPORATION                                   DE
- --RADNOR/BERKSHIRE CORPORATION                                  DE
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

- --RADNOR/BLUEGRASS CORPORATION                                  DE
- --RADNOR/BOWIE CORPORATION                                      DE
- --RADNOR/BRENTWOOD CORPORATION                                  DE
- --RADNOR/BROWN STREET CORPORATION                               DE
- --RADNOR/CALAIS CORPORATION                                     DE
- --RADNOR/CALIFORNIA CORPORATION                                 DE
- --RADNOR/CALIFORNIA SERVICE CORPORATION                         DE
- --RADNOR/CARLSBAD CORPORATION                                   DE
- --RADNOR/CENTRE CORPORATION                                     DE
- --RADNOR/COLLEGE PARK I CORPORATION                             DE
- --RADNOR/COLLIER CORPORATION                                    DE
- --RADNOR/COOPER CITY CORPORATION                                DE
- --RADNOR/CREDIT CORPORATION                                     DE
- --RADNOR/DELAWARE AVENUE CORPORATION                            PA
- --RADNOR/DEVON GREEN CORPORATION                                DE
- --RADNOR/DUNES CORPORATION                                      DE
- --RADNOR/DUTTON MILL CORPORATION                                PA
- --RADNOR/EAST PEORIA CORPORATION                                DE
- --RADNOR/EDGEWATER, INC.                                        DE
- --#1 RADNOR/ELLIPSE CORPORATION                                 DE
- --RADNOR/ENCORE COLLECTION CORPORATION                          DE
- --RADNOR/FRANKLIN CORPORATION                                   DE
- --RADNOR/FULTON INDUSTRIAL CORPORATION                          DE
- --RADNOR/GASPARILLA CORPORATION                                 DE
- --RADNOR/GEORGIA CORPORATION                                    DE
- --RADNOR/GRAND OAKS CORPORATION                                 DE
- --RADNOR/GREEN MEADOWS CORPORATION                              DE
- --RADNOR/GREENWAY CORPORATION                                   DE
- --RADNOR/HAMPTON CORPORATION                                    DE
- --RADNOR/HIDDEN LAGOON CORPORATION                              DE
- --RADNOR/HIGHVIEW CORPORATION                                   DE
- --RADNOR/HOUSING CORPORATION                                    DE
- --RADNOR/HUNTERS POINTE CORPORATION                             DE
- --RADNOR/I-95 INDUSTRIAL PARK CORPORATION                       PA
- --RADNOR/INDIANAPOLIS CORPORATION                               DE
- --RADNOR/INVESTMENT CORPORATION                                 DE
- --RADNOR/ISLAND CORPORATION                                     DE
- --RADNOR/JACKSONVILLE CORPORATION                               DE
- --RADNOR/JUPITER BEACH CORPORATION                              DE
- --RADNOR/JUPITER INLET CORPORATION                              DE
- --RADNOR/KEARNY MESA CORPORATION                                DE
- --RADNOR/LA JOLLA CENTRE CORPORATION                            DE
- --RADNOR/LA JOLLA CORPORATION                                   DE
- --RADNOR/LAGUNA CORPORATION                                     DE
- --RADNOR/LAKESIDE CORPORATION                                   DE
- --RADNOR/LANTANA CORPORATION                                    DE
- --RADNOR/LEHIGH CORPORATION                                     PA
- --RADNOR/LEMON GROVE CORPORATION                                DE
- --RADNOR/LEXON CORPORATION                                      DE
- --RADNOR/LOUDOUN CORPORATION                                    DE
- ----RADNOR/LOUDOUN DAY CARE CORPORATION                         DE
- --RADNOR/MAIN ST. CORPORATION                                   DE
- --RADNOR/MANDARIN CORPORATION                                   DE
- --RADNOR/MAPLE CORPORATION                                      DE
- --RADNOR/MARINA CORPORATION                                     PA
- --RADNOR/MATSONFORD CORPORATION                                 PA
- --RADNOR/MERIDIAN CORPORATION                                   DE
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- --RADNOR/MONTCLAIR CORPORATION                                  DE
- --RADNOR/MURRIETA CORPORATION                                   DE
- --RADNOR/NORTHMARK CORPORATION                                  DE
- --RADNOR/NORTHRIDGE CORPORATION                                 DE
- --RADNOR/OAKLAND CORPORATION                                    DE
- --RADNOR/OLD HICKORY CORPORATION                                DE
- --RADNOR/ORANGE CREST CORPORATION                               DE
- --RADNOR/ORANGE GROVE CORPORATION                               DE
- --RADNOR/ORANGE HILLS CORPORATION                               DE
- --RADNOR/PACIFIC CORPORATE CENTER CORPORATION                   DE
- --RADNOR/PAINTED DESERT CORPORATION                             DE
- --RADNOR/PARKE EAST CORPORATION                                 DE
- --RADNOR/PEACHTREE POINT CORPORATION                            DE
- --RADNOR/PEACHTREE-DUNWOODY CORPORATION                         DE
- --RADNOR/PHILLIPS INDUSTRIAL PARK CORPORATION                   DE
- --RADNOR/PIER 5 CORPORATION                                     PA
- --RADNOR/PLANTATION CORPORATION                                 DE
- ----RADNOR REALTY, INC.                                         DE
- --RADNOR/PLYMOUTH CORPORATION                                   PA
- --I RADNOR/PLYMOUTH INVESTMENT COMPANY                          DE
- ----PLYMOUTH BUILDING I BUSINESS TRUST                          PA
- --III RADNOR/PLYMOUTH INVESTMENT COMPANY                        DE
- ----PLYMOUTH BUILDING II BUSINESS TRUST                         PA
- --IV RADNOR/PLYMOUTH CORPORATION                                PA
- --RADNOR/PLYMOUTH LEASING CORPORATION                           PA
- --RADNOR/PORTSMOUTH CORPORATION                                 DE
- --RADNOR/RALEIGH #1 CORPORATION                                 DE
- --RADNOR/RALEIGH #2 CORPORATION                                 DE
- --RADNOR/RALEIGH #3 CORPORATION                                 DE
- --RADNOR/RANCHO CALIFORNIA CORPORATION                          DE
- --RADNOR/ROCKY POINT CORPORATION                                DE
- --RADNOR/ROUTE 100 CORPORATION                                  PA
- --RADNOR/SARASOTA CORPORATION                                   DE
- ----LAUREL OAK MANAGEMENT CORPORATION                           DE
- ----LAUREL OAK REALTY CORPORATION                               DE
- --RADNOR/SECOR CORPORATION                                      DE
- --RADNOR/SERVICE CORPORATION                                    PA
- --RADNOR/SORRENTO MESA CORPORATION                              DE
- --RADNOR/SPRING RIDGE CORPORATION                               DE
- ---- RADNOR/FREDERICK CORPORATION                               DE
- --RADNOR/SPRING VALLEY CORPORATION                              DE
- --RADNOR/SUN VILLAGE CONSTRUCTION CORPORATION                   DE
- --RADNOR/SUN VILLAGE CORPORATION                                DE
- --RADNOR/SVA CORPORATION                                        DE
- --RADNOR/TEMPE CORPORATION                                      DE
- --RADNOR/THE ORCHARDS CORPORATION                               DE
- --RADNOR/UWCHLAN CORPORATION                                    PA
- --RADNOR/VAIL RANCH CORPORATION                                 DE
- --RADNOR/VALENCIA CORPORATION                                   DE
- --RADNOR/VANGUARD CORPORATION                                   DE
- --RADNOR/VICTORVILLE CORPORATION                                DE
- --RADNOR/VILLA TRINIDAD CORPORATION                             DE
- --RADNOR/VISTA MAR CORPORATION                                  DE
- --RADNOR/WESTGATE CORPORATION                                   DE
- --RADNOR/WESTON CORPORATION                                     DE
- --RADNOR/WHITNEY RANCH CORPORATION                              DE
- --RADNOR/WILLOUGHBY CORPORATION                                 DE
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- --RADNOR/YORBA LINDA-I CORPORATION                              DE
- --RIVERVIEW TERRACE CORPORATION                                 DE
- --RSV ADVERTISING, INC.                                         DE
- --STRIKER BUSINESS TRUST                                        PA

SCANDINAVIAN SUN OIL COMPANY A/S                                NW

STOP-N-GO FOODS, INC.                                           DE
- --BUCKEYE MARKETERS, INC.                                       OH
- --CASUAL FOOD STORES, INC.                                      KY
- --DIVERSIFIED RETAILERS, INC.                                   OH
- --J.M.J. ENTERPRISES, INC.                                      OH
- --KING KWIK MINIT MARKET INC.                                   OH
- ----DRIVE-IN GROCERIES, INC.                                    OH
- ----KWIK SAV, INC.                                              OH
- --STOP-N-GO FOODS OF DAYTON, INC.                               OH
- --STOP-N-GO OF OHIO, INC.                                       OH
- --SUPER-GO MARKETERS, INC.                                      OH

SUN ALTERNATE ENERGY CORPORATION                                DE

SUN ATLANTIC REFINING AND MARKETING COMPANY                     DE
- --SUN ATLANTIC REFINING AND MARKETING B.V.                      NL
- ----ATLANTIC PETROLEUM MAATSCHAPPIJ B.V.                        NL
- ------ATLANTIC PETROLEUM CORPORATION                            DE
- --------ATLANTIC PIPELINE CORP.                                 DE
- --------ATLANTIC REFINING & MARKETING CORP.                     DE

SUN AUSTRALIAN OIL COMPANY, INC.                                DE

SUN CANADA, INC.                                                DE
- --HELIOS ASSURANCE COMPANY LIMITED                              BA
- --PETROSUN LIMITED                                              GB
- --SUN INTERNATIONAL LIMITED                                     BA
- --SUN OIL EXPLORATION #4, LTD.                                  BA
- --SUN OIL EXPLORATION #5, LTD.                                  BA
- --SUN OIL GHADAMES ALGERIE LIMITED                              BA
- --SUNCOR INC.                                                   CN
- ----ATHABASCA REALTY COMPANY LIMITED                            AB
- ----MAYWELLE PROPERTIES LTD.                                    ON
- ----SMS PETROLEUM LTD.                                          ON
- ----SUN OIL COMPANY OF CANADA LIMITED                           CN
- ----SUNOCO HOME COMFORT INC.                                    ON
- ----SUNOCO INC.                                                 ON
- ------CHEMSUN INC.                                              ON
- ------133950 CANADA INC.                                        CN
- ------1044287 INC.                                              ON
- ------SUNCHEM INC.                                              ON
- ------388022 ALBERTA LTD.                                       AB
- ----333817 ALBERTA LTD.                                         AB
- --SUNOCO LIMITED                                                GB

SUN COAL COMPANY                                                DE

SUN COLOMBIA OIL COMPANY                                        DE
- --SUN OIL ESPINAL COLOMBIA LIMITED                              BA
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SUN COMPANY, INC.                                               DE
(NAME SAVER COMPANY)

SUN COMPANY, INC. (R&M)                                         PA
- --HEMISPHERE OIL COMPANY, INC.                                  DE
- --MID-STATE OIL COMPANY                                         DE
- --PUERTO RICO SUN OIL COMPANY                                   DE
- --SUN BEF, INC.                                                 TX
- --SUN FAR EAST TRADING, INC.                                    DE
- --SUN FSC, INC.                                                 VI
- --SUN LUBRICANTS AND SPECIALTY PRODUCTS INC.                    QU
- --SUN OIL FAR EAST, INC.                                        DE
- --SUN PETROCHEMICALS, INC.                                      DE
- --SUNMARKS, INC.                                                DE

SUN EUROPE OIL COMPANY                                          DE

SUN EXECUTIVE SERVICES COMPANY                                  PA

SUN FRENCH OIL COMPANY                                          DE

SUN GABON OIL COMPANY                                           DE
- --SUN OIL M'PIRA GABON LIMITED                                  BA
- --SUN OIL MAKOK GABON LIMITED                                   BA
- --SUN OIL N'KOMI GABON LIMITED                                  BA
- --SUN OIL OYAN GABON LIMITED                                    BA
- --SUN OIL PANGA GABON LIMITED                                   BA
- --SUN OIL TASSI GABON LIMITED                                   BA

SUN HISPANIC OIL COMPANY                                        DE

SUN INDONESIA OIL COMPANY                                       DE

SUN LAHAT, INC.                                                 DE

SUN MALAYSIA PETROLEUM COMPANY                                  DE

SUN NOORDZEE OIL COMPANY                                        DE

SUN OCEAN VENTURES, INC.                                        DE

SUN OIL ARGENTINA LIMITED                                       BA

SUN OIL ARGENTINA LIMITED S.A.                                  AT

SUN OIL BERAU INDONESIA LIMITED                                 BA

SUN OIL BOLIVIA LIMITED                                         BA

SUN OIL BRITAIN LIMITED                                         DE
- --SUN OIL COMPANY (U.K.) LTD.                                   DE
- --SUN OIL NORTH SEA LIMITED                                     EN

SUN OIL COMPANY                                                 DE
(NAME SAVER COMPANY)

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SUN OIL EXPLORATION #2, LTD.                                    BA

SUN OIL EXPLORATION #3, LTD.                                    BA

SUN OIL EXPORT COMPANY                                          DE

SUN OIL HALRUT YEMEN LIMITED                                    BA

SUN OIL INTERNATIONAL, INC.                                     DE

SUN OIL LARGEAU CHAD LIMITED                                    BA

SUN OIL MUTURI INDONESIA LIMITED                                BA

SUN OIL NEW ZEALAND LIMITED                                     BA

SUN OIL PARAGUAY LIMITED                                        BA

SUN OIL SHABWA YEMEN LIMITED                                    BA

SUN OIL (THAILAND) LIMITED                                      TH

SUN OIL TRADING COMPANY                                         DE

SUN ORIENT EXPLORATION COMPANY                                  DE

SUN PETROLEUM PRODUCTS COMPANY, INC.                            PA
(NAME SAVER COMPANY)

SUN PIPE LINE COMPANY OF DELAWARE                               DE
- --MID-CONTINENT PIPE LINE COMPANY                               OK
- --MID-VALLEY PIPELINE COMPANY                                   OH
- --SUN OIL LINE COMPANY OF MICHIGAN                              MI
- --SUN PIPE LINE COMPANY                                         PA
- --SUN PIPE LINE SERVICES CO.                                    DE

SUN REFINING AND MARKETING COMPANY                              DE
(NAME SAVER COMPANY)

SUN SERVICES CORPORATION                                        PA

SUN SHIP, INC.                                                  PA
- --LESLEY CORPORATION                                            DE
- --660 LEASING COMPANY                                           DE
- --663 LEASING COMPANY                                           DE
- --TTT, INC                                                      DE

SUN TECH, INC.                                                  DE
(NAME SAVER COMPANY)

SUN VENTURES, INC.                                              PA

SUN VIETNAM OIL COMPANY                                         DE

SUN-DEL SERVICES, INC.                                          DE

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SUNCREST INDUSTRIES, INC.                                       PA

SUNMARK INDUSTRIES, INC.                                        PA
(NAME SAVER COMPANY)

SUNOCO ENERGY DEVELOPMENT CO.                                   DE
(NAME SAVER COMPANY)

SUNOCO OVERSEAS, INC.                                           DE
- --LUGRASA, S.A.                                                 PN

SUNOCO SCIENCE AND TECHNOLOGICAL SERVICES, INC.                 NY
(NAME SAVER COMPANY)

SUNTIDE REFINING COMPANY                                        DE

THE CLAYMONT INVESTMENT COMPANY                                 DE
- --SUNOCO CREDIT CORPORATION                                     DE

TRIAD CARRIERS, INC.                                            PA
- --BBQ, INC.                                                     PA
- --CARRIER SYSTEMS MOTOR FREIGHT, INC.                           DE
- --SCI INVESTMENTS, INC.                                         DE

YABUCOA SUN OIL COMPANY, INC.                                   DE
(NAME SAVER COMPANY)